PROSPECTUS  |  MAY 1, 2024

AB Variable Products Series Fund, Inc.

Class A Prospectus

AB VPS

Balanced Hedged Allocation Portfolio

This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB VPS Balanced Hedged Allocation Portfolio

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and Examples below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses in the Annual Portfolio Operating Expenses table and Examples below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.45%

Other Expenses:
Transfer Agent	.00%	(a)
Other Expenses	.25%

Total Other Expenses	.25%

Acquired Fund Fees and Expenses	.04%

Total Annual Portfolio Operating Expenses	.74%

Fee Waiver and/or Expense Reimbursement(b)	(.01)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.73%

(a)	Amount is less than .01%.

(b)

In connection with the Portfolio’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio and/or reimburse other expenses of the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”. The agreement will remain in effect until May 1, 2025 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$75

After 3 Years	$236

After 5 Years	$410

After 10 Years	$917

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) that is designed as a solution for investors who seek exposure to equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio also utilizes a risk management portfolio intended to enhance the risk-adjusted return of the Portfolio (the “Risk Management Component”). A portfolio’s return is enhanced on a risk-adjusted basis when the portfolio achieves lower volatility with similar returns, or higher returns at similar volatility, compared to its benchmark. Both Components are actively managed by the Adviser as an integrated whole.

With respect to the Balanced Component, the Portfolio typically invests in shares of exchange-traded funds (“ETFs”), most or all of which are passively managed; in exchange traded derivatives; and directly in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. Through its investments, the Portfolio gains exposure to various domestic and foreign markets, regions and countries, including emerging markets. The Portfolio normally invests at least 25% of its assets in equity investments, primarily consisting of but not limited to ETFs. The Portfolio normally invests at least 25% of its assets in U.S. fixed-income investments, primarily consisting of but not limited to U.S. bond ETFs and U.S. Government securities, including Treasury Inflation-Protected Securities. The Portfolio’s fixed-income exposure consists primarily of investment-grade debt and may from time to time include lower-rated debt (“junk bonds”). The Portfolio may also seek exposure to real assets by investing in real estate-related ETFs. The Portfolio uses derivatives to gain access to or adjust its equity and fixed-income exposures.

With respect to the Risk Management Component, the Adviser seeks to enhance the risk-adjusted return of the Portfolio, attempting to enhance market exposure in rising markets and reduce risk in downturns. The Adviser employs a variety of risk management techniques in its strategy, primarily using derivative instruments. The Adviser attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. The Adviser uses risk management techniques designed to protect the Portfolio’s ability to generate future income. These techniques may use strategies including options (involving the purchase and/or writing of various combinations of call and/or put index options, and also may include options on individual securities) and futures contracts (including futures contracts on stock indices and U.S. Treasuries).

Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposures than making direct investments. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge or add foreign currency exposure. The Risk Management Component may also include “long” and “short” positions in U.S. Government securities and cash instruments.

The Adviser may employ currency hedging strategies in the Portfolio, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so.

The Adviser considers a variety of factors in determining whether to sell a security, including changes in market conditions and changes in prospects for the security.

PRINCIPAL RISKS:

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

•

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

•

ETF Risk: ETFs are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolio to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

•

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Portfolio’s losses.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Effective May 1, 2022, the Portfolio made certain changes to its principal strategies, including the modification of the strategies to invest in ETFs, most or all of which are passively managed; reduce allocations to international securities; add the Risk Management Component; and eliminate the targets for allocation of investments in natural resource equity securities and inflation sensitive equity securities. In addition, effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio invests. In light of these changes, the performance shown below for periods prior to May 1, 2022 is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 13.83%, 2nd quarter, 2020; and Worst Quarter was down -16.70%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2023)

	1 Year	5 Years	10 Years
Portfolio	13.04%	6.20%	5.31%
MSCI AC World Index (net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)	22.20%	11.72%	7.93%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.81%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Rohith Eggidi	Since 2022	Vice President of the Adviser

Marshall Greenbaum	Since 2022	Senior Vice President of the Adviser

Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurers for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurers for federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S STRATEGIES, RISKS AND ITS INVESTMENTS

This section of the Prospectus provides additional information about the Portfolio’s investment strategies, practices and risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of the Portfolio’s investment practices that are non-principal strategies or all of the related risks of such strategies; additional descriptions of the Portfolio’s strategies, investments, and risks can be found in the Portfolio’s Statement of Additional Information (“SAI”).

MARKET RISK

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets may decline.

DERIVATIVES

The Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.

The Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s investment (in some cases, the potential loss is unlimited).

The Portfolio’s investments in derivatives may include, but are not limited to, the following:

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Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolio’s investments in forward contracts may include the following:

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Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. The Portfolio, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•

Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

•

Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolio’s investments in options include the following:

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Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options on Securities. The Portfolio may purchase or write a put or call option on securities. The Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

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Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds, or ETFs, at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

•

Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (“Commission”) may adopt similar clearing and execution requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. The Portfolio’s investments in swap transactions include the following:

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Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for the Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.

Interest rate swap, swaption, cap and floor transactions may, for example, be used in an effort to preserve a return or spread on a particular investment or a portion of the Portfolio’s portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

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Credit Default Swaps. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Portfolio would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.

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Currency Swaps. The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

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Variance Swaps. The Portfolio may enter into variance swaps from time to time to hedge market risk or adjust exposure to the markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). “Variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term.

•	Other Derivatives and Strategies

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Currency Transactions. The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Eurodollar Contracts. Eurodollars are time deposits denominated in U.S. Dollars and are held at banks outside the U.S., which could be foreign banks or overseas branches of U.S. banks. Eurodollar contracts are U.S. Dollar-denominated futures contracts or options thereon that are tied to a reference rate, such as the Secured Overnight Financing Rate (SOFR), paid on such deposits. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio may use Eurodollar instruments to hedge against changes in the reference rate. See “LIBOR Replacement Risk” below for additional information about instruments that were tied to the London Interbank Offered Rate (LIBOR).

CONVERTIBLE SECURITIES

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-or lower by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or the equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”), and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of credit ratings, see Appendix A—Bond Ratings.

FORWARD COMMITMENTS

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

The Portfolio may invest in TBA–mortgage-backed securities. A TBA or “To Be Announced” trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

The Portfolio limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Portfolio may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade than other types of securities.

INFLATION-INDEXED SECURITIES

Inflation-indexed securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES

The Portfolio may invest in shares of ETFs, including AB ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index and typically have higher expenses than index ETFs, which expenses reduce investment returns. There are numerous types of index ETFs and actively-managed ETFs, including those offering exposure to broad or narrow segments of the equity, fixed-income, commodities and foreign currencies markets. The Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETF’s shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount or premium to its NAV.

The Portfolio may invest, and has invested from time to time, in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act, and the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, Contractholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolio’s expenses. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. The Portfolio’s investments in other investment companies, including ETFs, subject the Portfolio indirectly to the underlying risks of those investment companies.

LIBOR REPLACEMENT RISK

The Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that the trading market for instruments linked to SOFR will have the same volume or liquidity as did the trading market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

LOANS OF PORTFOLIO SECURITIES

For the purpose of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding interpretations of or exemptive orders under the 1940 Act. Under the Portfolio’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate”, or fee paid by the borrower to the Portfolio in connection with the loan). If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Portfolio.

The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends its securities, its investment performance will continue to reflect changes in the value of securities loaned.

The Portfolio will invest any cash collateral in shares of a money market fund approved by the Portfolio’s Board of Directors (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Portfolio’s risk. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.

MORTGAGE-BACKED SECURITIES, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES

Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and the Portfolio would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICS, collateralized mortgage obligations, or CMOs, government sponsored enterprise (“GSE”) risk-sharing bonds, and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a “tranche”, is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts.

GSE Risk-Sharing Bonds. The Portfolio may invest in mortgage-backed securities known as GSE Risk-Sharing Bonds or Credit Risk Transfer Securities (“CRTs”), which are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

Structured Securities. The Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

PREFERRED STOCK

The Portfolio may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

The Portfolio may enter into repurchase agreements. In a repurchase agreement transaction, the Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which the Portfolio will sell the collateral back is specified in advance, the Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Portfolio would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

The Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES

The Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although the Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Portfolio involve the risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES

Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Portfolio’s investments in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Sanctions and other similar actions imposed by the U.S. or a foreign country, including those against specific issuers and individuals, may restrict, and in some cases have restricted, the Portfolio’s ability to purchase or sell foreign securities or access income received on foreign securities, or may require the Portfolio to divest its holdings of foreign securities, which could adversely affect, and in some cases have adversely affected, the value and liquidity of such holdings.

The imposition of sanctions and other similar actions could also adversely affect global sectors and economies and thereby negatively affect the value of the Portfolio’s investments beyond any direct exposure to the countries or regions subject to the sanctions. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Portfolio is open for business. Under these circumstances, the Portfolio will be unable to add to or exit its positions in certain foreign securities even though it may otherwise be attractive to do so.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio’s investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio’s investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers. In certain instances, issuers of securities in foreign jurisdictions are owned or controlled directly or indirectly by governmental authorities or military organizations. Securities of such issuers present risks in addition to general market risks of investing in the jurisdiction or country or region. These risks include political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, and confiscatory taxation, which could adversely affect the performance of the issuer and the value of the securities in which the Portfolio has invested.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, public health crises (including the occurrence of a contagious disease or illness), revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

The United Kingdom (“U.K.”) formally withdrew from the European Union (“EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of the Portfolio’s investments and its NAV. These uncertainties include an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.

In addition, military conflicts and wars, such as Russia’s large-scale invasion of Ukraine and the war between Israel and Hamas, and responses to such conflicts by governments and intergovernmental organizations have resulted, and may continue to result, in market disruptions in the regions and globally. Future market disruptions are impossible to predict, but could be significant and have a severe adverse effect on the regions and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle

Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Chile China Colombia Croatia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Lebanon Lithuania Malaysia Mexico Mongolia Nigeria Pakistan Panama Peru	Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Turkey Ukraine United Arab Emirates Uruguay Venezuela Vietnam

Countries may be added to or removed from this list at any time.

Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in the securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and the imposition of capital controls, which may restrict the Portfolio’s ability to repatriate investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non-U.S. companies and non-U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the Commission finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the Commission to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the Commission (including through over-the-counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. To the extent the Portfolio invests in the securities of a company whose securities become subject to such a trading prohibition, the Portfolio’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. The Portfolio would also have to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES

The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. Governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. The Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Portfolio’s NAV to fluctuate.

MANAGEMENT RISK—QUANTITATIVE MODELS

The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable the Portfolio to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES

Below investment grade fixed-income securities (commonly called “junk bonds”) are those rated Ba1 or lower by Moody’s, or BB+ or lower by S&P or Fitch, or the equivalent by any other NRSRO, as well as unrated securities considered by the Adviser to be of comparable quality. For a description of credit ratings, see Appendix A—Bond Ratings.

Investments in below investment grade securities are subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets.

REAL ESTATE INVESTMENTS

Although the Portfolio does not invest directly in real estate, it invests in securities of real estate companies. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, real estate companies may be adversely impacted by pandemics, which impact could include, among other things, reduced demand for commercial and certain residential real estate, lower occupancy rates, decreased lease payments and increased foreclosures and defaults. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

UNRATED SECURITIES

The Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio’s objective and policies.

FUTURE DEVELOPMENTS

The Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

The AB Variable Products Series (VPS) Fund’s (the “Fund”) Board may change the Portfolio’s investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days’ prior written notice of any change to the Portfolio’s investment objective. Unless otherwise noted, all other investment policies of the Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest in certain types of short-term, liquid, investment-grade or high-quality debt securities. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS

The Portfolio’s SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio’s portfolio holdings.

CYBER SECURITY RISK

As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolio and its service providers, including the Adviser, has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since the Portfolio does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Portfolio invests.

Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Portfolio and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to the Portfolio and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

INVESTING IN THE PORTFOLIO

HOW TO BUY AND SELL SHARES

The Portfolio offers its shares through the separate accounts of the Insurers. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on how to purchase and sell the Portfolio’s shares. AllianceBernstein Investments, Inc. (“ABI”) may, from time to time, receive payments from Insurers in connection with the sale of the Portfolio’s shares through the Insurers’ separate accounts.

The Portfolio’s NAV is available by calling (800) 221-5672.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurers’ customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under “Policy Regarding Short-Term Trading”.

The purchase or sale of the Portfolio’s shares is priced at the next-determined NAV after the order is received in proper form.

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Portfolio expects that it will typically take up to three business days following the receipt of a redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day a request is received in proper form by the Portfolio by the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. The Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources.

Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	defrayal of costs for educational seminars and training;
-	additional distribution support; and
-	payments related to providing Contractholder recordkeeping and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance

In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers’ employees and/or their clients and potential clients and may include payments for distribution and analytical data pertaining to Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2024, ABI’s additional payments to these firms for educational support and distribution assistance related to the Fund’s Portfolios are expected to be approximately $400,000. In 2023, ABI paid additional payments of approximately $350,000 for the Fund’s Portfolios.

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

American General Life Insurance Company

Brighthouse Financial, Inc.

Delaware Life Insurance Company

Jackson National Life Distributors, Inc.

Lincoln Financial Distributors, Inc.

Minnesota Life Insurance Company

New York Life Insurance Company

Pacific Life Insurance Company

Protective Life Insurance Company

Prudential Financial

RiverSource Life Insurance Company

The O.N. Equity Sales Company

Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AB Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that the Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder’s ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target the Portfolio irrespective of its investments in securities of foreign issuers. If the Portfolio invests in securities that are, among other things, thinly traded or traded infrequently, or that have a limited public float, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Portfolio may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolio to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. (“ABIS”) Contractholders’ transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Portfolio, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer’s omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers’ omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more

Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer’s omnibus account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund’s ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be “locked” into an investment in shares of one or more of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder’s risk profile. To rectify this situation, a Contractholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer’s omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolio applies its surveillance procedures to Insurers. As required by Securities and Exchange Commission (the “Commission”) rules, the Portfolio has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when Contractholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolio values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Portfolio’s Board. Pursuant to these procedures, the Adviser, as the Portfolio’s “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to oversight by the Portfolio’s Board. When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market quotations are not readily available or deemed unreliable (including restricted securities). The Portfolio uses fair value pricing routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed-income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instruments.

The Adviser has established a valuation committee of senior officers and employees of the Adviser (“Valuation Committee”) to fulfill the Adviser’s responsibilities as the Portfolio’s valuation designee, which operates under the policies and procedures approved by the Board, to value the Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolio’s assets is available in the Portfolio’s SAI.

MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio’s adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser managing client accounts with assets as of December 31, 2023, totaling approximately $725 billion (of which over $141 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2023, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 32 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Adviser, comprising approximately 99 separate investment portfolios, had as of December 31, 2023 approximately 2.6 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio paid the Adviser for the fiscal year ended December 31, 2023 as a percentage of average daily net assets .44%, net of any advisory fee waiver. See “Fees and Expenses of the Portfolio” in the Summary Information at the beginning of this Prospectus for more information about waivers.

A discussion regarding the basis for the Board’s most recent approval of the Portfolio’s investment advisory agreement is available in the Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2023.

The Adviser acts as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Multi-Asset Solutions Team. The Multi-Asset Solutions Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio’s portfolio.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Rohith Eggidi; since 2022; Vice President of the Adviser	Vice President of the Adviser since 2020. Prior thereto, he was associated in a substantially similar capacity to his current position as an Associate Portfolio Manager since prior to 2019 at AnchorPath Financial, LLC, an investment management firm specializing in risk management solutions which was acquired by the Adviser in 2020.

Marshall Greenbaum; since 2022; Senior Vice President of the Adviser	Senior Vice President of the Adviser since 2020. Prior thereto, principal (and founder) of AnchorPath Financial, LLC since prior to 2019.

Daniel J. Loewy; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2019.

The Portfolio’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distributions are expected to be made in shares of the Portfolio.

See the prospectus of the separate account of the Insurer for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, the Portfolio may “pass-through” to its Contractholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY

Fixed-income securities are investments, such as bonds, ETFs that invest in bonds or treasuries, or other debt securities or preferred stocks, that pay a fixed rate of return.

Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the Commission. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the Commission’s website (http://www.sec.gov).

Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. Dollar-denominated, investment-grade bond market, which includes U.S. Government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the United States.

MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500 Index is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that a Contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a Contractholder’s return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s annual report to Contractholders, which is available upon request.

AB VPS Balanced Hedged Allocation Portfolio

	CLASS A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.28	$11.75	$10.61	$10.24	$10.10

Income From Investment Operations
Net investment income(a)(b)	.16	.15	.16	.13	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	(2.25)	1.29	.78	1.58
Contributions from Affiliates	–0–	.00 (c)	.00 (c)	–0–	–0–

Net increase (decrease) in net asset value from operations	1.05	(2.10)	1.45	.91	1.77

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.35)	(.06)	(.24)	(.29)
Distributions from net realized gain on investment transactions	(.45)	(1.02)	(.25)	(.30)	(1.34)

Total dividends and distributions	(.55)	(1.37)	(.31)	(.54)	(1.63)

Net asset value, end of period	$8.78	$8.28	$11.75	$10.61	$10.24

Total Return
Total investment return based on net asset value(d)*	13.04%	(18.99)%	13.73%	9.41%	18.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,843	$16,241	$21,879	$21,252	$24,347
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.69%	.63%	.56%	.55%	.55%
Expenses, before waivers/reimbursements(e)(f)‡	.70%	.71%	.75%	.77%	.75%
Net investment income(b)	1.92%	1.50%	1.43%	1.38%	1.81%
Portfolio turnover rate	4%	135%**	63%**	66%**	63%**
‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying portfolios	.04%	.09%	.20%	.22%	.22%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019, such waiver amounted to .01%, .08%, .19%, .20% and .20%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class A
Net of waivers/reimbursements	.69%	.63%	.56%	.55%	.54%
Before waivers/reimbursements	.70%	.71%	.75%	.77%	.75%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2022 by .02%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

APPENDIX A

BOND RATINGS

The following is a summary of published ratings by certain NRSROs. The Adviser generally uses ratings issued by such NRSROs but may rely on ratings from other NRSROs, depending on the security in question. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so. NRSROs may also fail to change credit ratings to reflect subsequent events on a timely basis.

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds which are rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Bonds which are rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Bonds which are rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa—Bonds which are rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note—Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”)

AAA—Debt rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—Debt rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—Debt rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—Debt rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—Debt rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-)—Ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

NR—NR indicates that a rating has not been assigned or is no longer assigned.

Fitch Ratings

AAA—Bonds considered to be investment grade and of the highest credit quality. The AAA ratings denote the lowest expectation of credit risk and are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The AA ratings denote expectations of very low credit risk and indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds considered to be investment grade and of high credit quality. The A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of good credit quality. The BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB—Bonds are considered speculative and are indicative of an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Bonds are considered highly speculative. The B ratings indicate that material credit risk is present.

CCC—Bonds are considered to have substantial credit risk.

CC—Bonds are considered to have very high levels of credit risk.

C—Bonds are considered to have exceptionally high levels of credit risk.

Defaulted obligations are typically rated in the CCC to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) Minus (-)—Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

DBRS Morningstar

AAA—Long-term debt rated AAA is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Long-term debt rated AA is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A—Long-term debt rated A is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB—Long-term debt rated BBB is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB—Long-term debt rated BB is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B—Long-term debt rated B is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC and C—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D—When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories from AA to CCC also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

Kroll Bond Rating Agency (“KBRA”)

AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC—Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC—Determined to be near default or in default with average recovery expectations.

C—Determined to be near default or in default with low recovery expectations.

D—KBRA defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

APPENDIX B

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolio” in this Prospectus about the effect of the Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Portfolio is the same as stated under “Fees and Expenses of the Portfolio”. There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

AB VPS Balanced Hedged Allocation Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$76.65	$10,423.35
2	10,423.35	521.17	10,944.52	80.99	10,863.53
3	10,863.53	543.18	11,406.71	84.41	11,322.30
4	11,322.30	566.12	11,888.42	87.97	11,800.45
5	11,800.45	590.02	12,390.47	91.69	12,298.78
6	12,298.78	614.94	12,913.72	95.56	12,818.16
7	12,818.16	640.91	13,459.07	99.60	13,359.47
8	13,359.47	667.97	14,027.44	103.80	13,923.64
9	13,923.64	696.18	14,619.82	108.19	14,511.63
10	14,511.63	725.58	15,237.21	112.76	15,124.45
Cumulative		$6,066.07		$941.62

*

Expenses are net of any applicable fee waivers and expense reimbursements by the Adviser in the first year. Thereafter, the expense ratio reflects the Portfolio’s operating expenses as reflected under “Fee and Expenses of the Portfolio” before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.

B-1

For more information about the Portfolio, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS

The Portfolio’s annual and semi-annual reports to Contractholders contain additional information on the Portfolio’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio’s SAI and the independent registered public accounting firm’s report and financial statements in the Portfolio’s most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

You may also view reports and other information about the Portfolio, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find these documents and more information about the Adviser and the Portfolio on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398